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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. 'SS' 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. 'SS' 1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of DSET Corporation.


DATE: November 14, 2002                 By: /s/ Dr. Binay Sugla
                                           -------------------------------------
                                           Dr. Binay Sugla,
                                           Chief Executive Officer


DATE: November 14, 2002                 By: /s/ Bruce M. Crowell
                                           -------------------------------------
                                           Bruce M. Crowell
                                           Vice President and Chief Financial
                                           Officer